UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)
C/O STATE STREET BANK & TRUST COMPANY
2 AVENUE DE LAFAYETTE
P.O. BOX 5049
BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:

Tracie A. Coop Secretary The China Fund, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (888) 246-2255
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011

Item 1. Report to Stockholders.

THE CHINA FUND, INC.
ANNUAL REPORT

October 31, 2011
The China Fund, Inc.

THE CHINA FUND, INC.
KEY HIGHLIGHTS (Unaudited)

FUND DATA
NYSE Stock Symbol	CHN

Listing Date	July 10, 1992

Shares Outstanding	22,781,762

Total Net Assets (10/31/11)	US$660.4 million

Net Asset Value Per Share (10/31/11)	$28.99

Market Price Per Share (10/31/11)	$25.88

TOTAL RETURN(1)
Performance as of
10/31/11:	Net Asset Value		Market Price
1-Year	(9	.71)%	(16	.96)%

3-Year Cumulative	97.23%		92.46%

3-Year Annualized	25.41%		24.39%

5-Year Cumulative	107.04%		90.91%

5-Year Annualized	15.67%		13.81%

10-Year Cumulative	557.25%		620.59%

10-Year Annualized	20.72%		21.83%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/24/10	$0.3746	$1.8996

12/24/09	$0.2557	—

12/24/08	$0.4813	$5.3361

12/21/07	$0.2800	$11.8400

12/21/06	$0.2996	$3.7121

12/21/05	$0.2172	$2.2947

12/22/04	$0.1963	$3.3738

12/31/03	$0.0700	$1.7100

12/26/02	$0.0640	$0.1504

12/31/01	$0.1321	—

12/31/00	—	—

12/31/99	$0.1110	—

12/31/98	$0.0780	—

12/31/97	—	$0.5003

12/31/96	$0.0834	—

12/29/95	$0.0910	—

12/30/94	$0.0093	$0.6006

12/31/93	$0.0853	$0.8250

12/31/92	$0.0434	$0.0116

(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2011 (Unaudited)

Ten Largest Listed Equity Investments *
1.	China Medical System Holdings, Ltd.	10.14%

2.	HAND Enterprise Solutions Co., Ltd.	5.14%

3.	Ping An Insurance (Group) Company of China, Ltd. Access Product	3.57%

4.	FamilyMart Co., Ltd.	3.08%

5.	Wumart Stores, Inc.	2.97%

6.	Shandong Weigao Group Medical Polymer Co., Ltd.	2.93%

7.	Enn Energy Holdings, Ltd.	2.82%

8.	Far Eastern Department Stores, Ltd.	2.80%

9.	Sinopharm Group Co., Ltd.	2.50%

10.	Huiyin Household Appliances Holdings Co., Ltd.	2.41%

Direct Investments *
1.	China Bright	2.50%

2.	Zong Su Foods	2.42%

3.	China Silicon Corp., Common Stock	0.00%

4.	China Silicon Corp., Series A Preferred	0.00%

5.	HAND Enterprise Solutions Pte, Ltd. Preferred	0.00%

* Percentages based on net assets at October 31, 2011.

     INDUSTRY ALLOCATION (Unaudited)

Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2011. A complete list of holdings as of October 31, 2011 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com.  You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.
CHAIRMAN’S STATEMENT (Unaudited)

Dear stockholders,

The past twelve months have seen remarkable volatility in global markets, most recently manifested in the global sell-off prompted by S&P’s downgrading of US government debt and worries over European sovereign debt. These factors dragged global markets down, with China also affected by domestic forces including an overheating inflationary environment, tightening liquidity, and largely unfounded worries over corporate governance. In this harsh environment, the Fund returned −9.7% on net asset value. This compares to the Fund’s benchmark, MSCI Golden Dragon, which returned −10.3%.

On a further positive note, recent comments from the PRC’s Premier Wen have indicated that the leadership wants to support growth by easing the tax burden on business. We expect that these signals of selective easing sent by the top leadership, along with a recent series of supportive policies, including an increase in bank lending and a tax cut, will support a stockmarket rebound in the coming months.

I also have some news regarding important changes to the Fund’s management. Shifeng Ke has ceased to be the lead manager of the Fund, and, as of November 9, 2011, the Fund has entered into interim arrangements with Martin Currie Inc. Martin Currie then entered into a sub-advisory agreement with APS Asset Management Pte Ltd (APS) to manage the Fund’s portfolio until new investment-management arrangements can be put in place. APS is a Singapore-based investment-management firm that specialises in Asia-Pacific equity investments, with a particular focus on China and Greater China. APS has a team of ten analysts based across Beijing, Shanghai and Shenzhen.

The interim arrangements will remain in place for a maximum of 150 days. The Board of Directors of the Fund is also considering potential managers including Martin Currie Inc. and APS to take over the management of the Fund’s portfolio at the end of the term of the interim arrangements. The selection of any such manager by the Board will be subject to stockholder approval.

On behalf of the Board of Directors, I would like to thank you for your continuing support of the Fund.

Sincerely,

James Lightburn
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGER’S STATEMENT (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

Review

This was a challenging year for the Fund, which returned −9.7% on net asset value against its benchmark, MSCI Golden Dragon which returned −10.3%.

Chinese markets were volatile over the period, on fears of inflation and tightening liquidity. Given these domestic difficulties, as well as the clouds cast by dismal US data and the endlessly spiralling European debt crisis, the equity markets were febrile. Market reactions to rumors were striking. For example, Chaoda, China’s largest vegetable grower, dropped 26% in one day in September on fears of misconduct.

Taiwan was also volatile, though in a different pattern to the mainland. The island’s stockmarket outperformed the other Chinese markets by a considerable margin.

A notable development on the political front was the setting out of the Chinese government’s 12th five-year plan in March. The most eye-catching part of this was an ambitious social-housing proposal, which entails a 70% increase in this year’s affordable-housing target, to 10 million units — almost the same as last year’s volume of commercial houses. This project goes far beyond merely controlling property-price expectations, to stimulating domestic consumption, restructuring the pattern of economic growth and reallocating social wealth.

The largest detractors from the Fund’s relative performance included Huiyin Household Appliances and large-scale vegetable producer Chaoda (mentioned above). Another major detractor was Boshiwa, which sells children’s clothing on the Chinese mainland. Although its shares rallied on the announcement of surging revenues, this was not sufficient to offset the falls earlier in the year. The strength of the Taiwanese market over the period meant that we suffered from not holding some of the island’s largest index components. In this regard, Taiwan Semiconductor detracted from relative returns. Meanwhile, China Fishery sold off on initial fears of nuclear pollution in its waters from Japan’s stricken Fukushima nuclear plant.

On a more positive note, the holding in computing-services stock Hand Enterprise Solutions made a significant positive contribution. Another strong contributor was China Medical System Holdings, Ltd., which continues to expand its share of the mainland pharmaceutical market through acquisitions. As domestic consumption continues to flourish across the Greater China region, a number of retailers also boosted relative returns, including convenience-store operator FamilyMart, Far Eastern Department Stores (both Taiwanese) and Singapore-listed snack-maker Hsu Fu Chi, which received a takeover bid from Nestlé.

Outlook

During Chinese Premier Wen Jiabao’s recent visit to Tianjin, he indicated that the central government would ‘fine-tune and preemptively adjust policies at a proper time and by a suitable degree’. Accordingly, the State Council decided to allow four local governments — Shanghai, Shenzhen, Zhejiang province and Guangdong province — to issue bonds independently, with the Ministry of Finance repaying the principal and interests. In addition, the central government is set to launch a trial value-added tax for business next year, to eventually replace the existing business tax regime. This is seen as indicating that the leadership wants to support growth by easing the tax burden on business. We expect that these signals of selective easing sent by the top leadership will support a stockmarket rebound in the coming months.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS (Unaudited)

Listed and Direct Investment Managers
Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment consultancy services to the range of China investment products managed by Marin Currie and its affiliates. HCML seconded Shifeng Ke to Martin Currie Inc. and its affiliates, on a full time basis. Effective November 9, 2011, Martin Currie’s interest in MCCL terminated and Shifeng Ke ceased to be the lead manager of the Fund. At that time, Martin Currie Inc. entered into an interim investment advisory agreement with the Fund and also entered into an interim sub-advisory agreement with APS Asset Management Pte Ltd for management of the Fund’s portfolio.

The Fund announced that its Board of Directors has commenced a process to review investment manager alternatives for the Fund.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2011

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA — “A” SHARES
Information Technology — (5.2%)
HAND Enterprise Solutions Co., Ltd.#†(1)	11,238,137		$33,935,994

TOTAL CHINA — “A” SHARES — (Cost $3,164,274)		5.2%	33,935,994

HONG KONG
Consumer Discretionary — (6.2%)
Ajisen China Holdings, Ltd.(2)	6,945,000		10,017,257
FU JI Food & Catering Services*V#(1)	5,462,000		—
Huiyin Household Appliances Holdings Co., Ltd.#†	160,413,750		15,907,094
Ports Design, Ltd.(2)	4,549,500		8,226,012
Shangri-La Asia, Ltd.(2)	3,316,683		6,731,606

			40,881,969

Consumer Staples — (1.5%)
Chaoda Modern Agriculture (Holdings), Ltd.#(1)(2)	26,651,357		2,831,599
Natural Beauty Bio-Technology, Ltd.#	47,710,000		7,311,642

			10,143,241

Financials — (0.9%)
Far East Horizon, Ltd.*	7,898,000		5,889,172

Health Care — (1.3%)
China Shineway Pharmaceutical Group, Ltd.(2)	3,041,000		4,307,920
Golden Meditech Co., Ltd.*#(2)	35,040,000		4,061,301

			8,369,221

Information Technology — (1.7%)
China Innovationpay Group, Ltd.*#	146,000,000		4,794,591
Tencent Holdings, Ltd.(2)	291,000		6,828,100

			11,622,691

Telecommunications — (2.4%)
China Mobile, Ltd.	1,636,500		15,732,740

Utilities — (3.7%)
China Water Affairs Group, Ltd.#(2)	19,976,000		5,788,281
Enn Energy Holdings, Ltd.	5,084,000		18,594,411

			24,382,692

TOTAL HONG KONG — (Cost $128,998,979)		17.7%	117,021,726

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
October 31, 2011

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG — “H” SHARES
Consumer Discretionary — (3.0%)
Wumart Stores, Inc.#(2)	9,699,750		$19,611,858

Consumer Staples — (0.9%)
Asian Citrus Holdings, Ltd.(2)	9,120,000		6,377,540

Health Care — (15.6%)
China Medical System Holdings Ltd.#†(2)	90,442,200		66,972,653
Shandong Weigao Group Medical Polymer Co., Ltd.(2)	18,352,000		19,332,822
Sinopharm Group Co., Ltd.(2)	6,056,800		16,497,272

			102,802,747

Industrials — (0.7%)
Fook Woo Group Holdings, Ltd.*(2)	25,314,000		4,857,419

Telecommunications — (1.0%)
ZTE Corp.(2)	2,250,826		6,507,540

TOTAL HONG KONG — “H” SHARES — (Cost $58,948,086)		21.2%	140,157,104

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $187,947,065)		38.9%	257,178,830

SINGAPORE
Consumer Staples — (3.6%)
China Fishery Group, Ltd.#(2)	13,594,872		11,675,711
Hsu Fu Chi International, Ltd.#	3,611,084		11,857,119

			23,532,830

Information Technology — (0.4%)
CDW Holding, Ltd.#†	48,182,000		2,963,980

TOTAL SINGAPORE — (Cost $16,970,747)		4.0%	26,496,810

TAIWAN
Consumer Discretionary — (6.8%)
FamilyMart Co., Ltd.#	4,501,652		20,312,956
Far Eastern Department Stores, Ltd.(2)	11,922,460		18,490,612
Test-Rite International Co., Ltd.	8,457,000		6,232,932

			45,036,500

Consumer Staples — (2.3%)
Uni-President Enterprises Corp.	10,625,335		14,845,210

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
October 31, 2011

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
TAIWAN (continued)
Financials — (8.0%)
Chinatrust Financial Holding Co., Ltd.(2)	18,788,646		$12,528,695
Fubon Financial Holdings Co., Ltd.	5,454,608		6,499,658
KGI Securities Co., Ltd.	17,321,078		7,381,635
Ruentex Development Co., Ltd.#(2)	12,694,000		15,380,624
Yuanta Financial Holdings Co., Ltd.*(2)	19,305,684		11,131,193

			52,921,805

	Face
	Amount

Financials — (0.8%)
Taiwan Life Insurance Co., Ltd. 4.0% 12/28/14#†@	$200,000,000		5,446,821

	Shares

Materials — (1.5%)
China Metal Products Co., Ltd.#	12,420,374		10,067,320

TOTAL TAIWAN — (Cost $80,294,654)		19.4%	128,317,656

UNITED STATES
Consumer Staples — (0.8%)
China New Borun Corp., ADR*#(2)	1,202,859		5,232,437

Energy — (0.4%)
Far East Energy Corp.*#	13,775,173		2,410,655

Health Care — (2.9%)
Mindray Medical International, Ltd., ADR(2)	291,700		7,963,410
WuXi PharmaTech Cayman, Inc., ADR*(2)	883,490		10,981,781

			18,945,191

Information Technology — (2.0%)
Hollysys Automation Technologies, Ltd.*(2)	925,700		8,053,590
VanceInfo Technologies, Inc., ADR*(2)	474,800		5,512,428

			13,566,018

TOTAL UNITED STATES — (Cost $51,481,520)		6.1%	40,154,301

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS — (Cost $339,858,260)		73.6%	486,083,591

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
October 31, 2011

Name of Issuer and Title of Issue	Shares	Value (Note A)

EQUITY LINKED SECURITIES
Consumer Discretionary — (1.0%)
Shanghai Yuyuan Tourist Mart Co., Ltd. Access Product (expiration 03/26/14) 144A,*(3)	4,293,036	$6,714,939

Consumer Staples — (2.0%)
Wuliangye Yibin Co., Ltd. Access Product (expiration 12/11/13) 144A,*(3)	931,000	5,375,127
Wuliangye Yibin Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	1,403,507	8,102,446

		13,477,573

Financials — (4.9%)
Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 01/17/12) 144A,*(4)	1,209,059	7,359,109
Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 04/01/13) 144A,*(3)	2,661,500	16,199,598
Zhejiang China Commodities City Group Co., Ltd. Access Product (expiration 01/17/12) 144A,*(4)	5,543,940	8,426,789

		31,985,496

Health Care — (1.1%)
Jiangsu Yuyue Medical Equipment Co., Ltd. Access Product (expiration 02/01/16) 144A,*(3)	1,936,000	7,326,755

Industrials — (4.2%)
China Railway Construction Corp., Ltd. Access Product (expiration 01/17/12) 144A,*(4)	3,932,600	2,792,146
China Railway Construction Corp., Ltd. Access Product (expiration 12/16/13) 144A,*(3)	2,650,000	1,959,906
Qinghai Salt Lake Potash Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	814,450	5,350,720
Shanghai Qiangsheng Holding Co., Ltd. Access Product (expiration 01/17/12) 144A,*(4)	4,237,252	3,953,941
Shanghai Qiangsheng Holding Co., Ltd. Access Product (expiration 11/13/14) 144A,*(3)	6,245,400	5,827,820
Suning Appliance Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	4,607,872	7,796,519

		27,681,052

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
October 31, 2011

Name of Issuer and Title of Issue	Shares		Value (Note A)

EQUITY LINKED SECURITIES (continued)
Materials — (1.2%)
Tangshan Jidong Cement Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	987,700		$2,804,080
Tangshan Jidong Cement Co., Ltd. Access Product (expiration 08/11/15) 144A,*(3)	1,849,387		5,223,764

			8,027,844

TOTAL EQUITY LINKED SECURITIES — (Cost $97,166,369)		14.4%	95,213,659

DIRECT INVESTMENTS(5)
Consumer Staples — (2.4%)
Zong Su Foods (acquired 09/21/10)*#†(1)	2,677		16,000,429

Health Care — (2.5%)
China Bright (acquired 08/27/10)*#†(1)(6)	14,665,617		16,507,082

Information Technology — (0.0%)
China Silicon Corp. Common Stock, (acquired 01/08-9/10)*#†(1)	2,301,863		—
China Silicon Corp., Series A Preferred (acquired 11/30/07)*#†(1)	27,418		—

TOTAL DIRECT INVESTMENTS — (Cost $36,599,297)		4.9%	32,507,511

COLLATERAL FOR SECURITIES ON LOAN
State Street Navigator Prime Portfolio	82,300,208		82,300,208

TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $82,300,208)		12.5%	82,300,208

SHORT TERM INVESTMENTS
UNITED STATES
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/01/11(7)	28,827,000		28,827,000

TOTAL UNITED STATES — (Cost $28,827,000)		4.4%	28,827,000

TOTAL INVESTMENTS** — (Cost $584,751,134)		109.8%	724,931,969

OTHER ASSETS AND LIABILITIES		(9.8)%	(64,488,055)

NET ASSETS		100.0%	$660,443,914

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
October 31, 2011

Notes to Schedule of Investments

 *  Denotes non-income producing security.

 V  Security is deemed worthless.

  #  Illiquid security.

  †  Affiliated issuer (see Note F).

@  The bond will be converted into common stock at maturity.

(1)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(2)	A portion or all of the security held was on loan. As of October 31, 2011, the market value of the securities loaned was $89,959,455.

(3)	Equity linked securities issued by Credit Lyonnais (CLSA).

(4)	Equity linked securities issued by Citigroup Global Markets Holdings.

(5)	Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value. The securities continue to be valued in good faith by Board of Directors at fair market value as of October 31, 2011.

(6)	The Fund holds a put option which allows the Fund to sell the investment for a value at least equal to the purchase price under certain circumstances.

(7)	Repurchase agreement, dated 10/31/11, due 11/01/11 with repurchase proceeds of $28,827,008 is collateralized by US Treasury Note 1.88% due 02/28/14 with a market value of $29,407,013.

144A Securities restricted for resale to Qualified Institutional Buyers in the United States or to non-US persons. At October 31, 2011, these restricted securities amounted to $95,213,659, which represented 14.42% of total net assets.

ADR American Depositary Receipt.

**	At October 31, 2011, aggregate cost for federal income tax purposes was $586,627,720. Gross unrealized appreciation of investments was $216,730,528 while gross unrealized depreciation of investments was $78,426,279, resulting in net unrealized appreciation of investments of $138,304,249.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

ASSETS
Investments in securities, at value (cost $489,007,957) (securities on loan $89,959,455) (Note A)	$567,197,916
Investments in affiliated investments, at value (cost $95,743,177) (Notes A and F)	157,734,053

Total Investments	724,931,969
Cash	453
Foreign currency, at value (cost $17,717,352)	17,443,234
Receivable for investments sold	564,380
Receivable for securities lending income	314,017
Dividends and interest receivable	666,857
Prepaid expenses	99,467

TOTAL ASSETS	744,020,377

LIABILITIES
Payable upon return of collateral for securities loaned	82,300,208
Investment management fee payable (Note B)	389,259
Administration and custodian fees payable (Note B)	141,553
Contingent liability (Note A)	717,795
Accrued expenses and other liabilities	27,648

TOTAL LIABILITIES	83,576,463

TOTAL NET ASSETS	$660,443,914

COMPOSITION OF NET ASSETS:
Paid in capital (Note C)	454,100,635
Undistributed net investment income	3,969,124
Accumulated net realized gain on investments and foreign currency transactions	62,417,487
Net unrealized appreciation on investments and foreign currency translations	139,956,668

TOTAL NET ASSETS	$660,443,914

NET ASSET VALUE PER SHARE
($660,443,914/22,781,762 shares of common stock outstanding)	$28.99

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 2011

INVESTMENT INCOME:
Dividend income — (including dividends of $2,589,682 from non-controlled affiliates, net of tax withheld of $1,096,982) (Note F)	$10,242,157
Securities lending income	1,616,793
Interest income — (including interest of $1,768,909 from non-controlled affiliates, net of tax withheld of $37,827) (Note F)	2,003,937

TOTAL INVESTMENT INCOME	13,862,887

EXPENSES
Investment Management fees (Note B)	5,090,534
Custodian fees (Note B)	1,167,938
Administration fees (Note B)	628,280
Directors’ fees and expenses (Note B)	387,531
Stock dividend tax expense	42,294
Legal fees	187,568
Printing and postage	95,628
Shareholder service fees	74,416
Insurance	47,450
Audit and tax service fees	106,397
Stock exchange listing fee	29,376
Transfer agent fees	24,567
Chief Compliance Officer fee	62,793
Miscellaneous expenses	437,485

TOTAL EXPENSES	8,382,257

Less: Management fee reimbursement (Note B)	(747,725)

NET EXPENSES	7,634,532

NET INVESTMENT INCOME	6,228,355

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	71,025,240
Net realized loss on non-controlled affiliate transactions (Note F)	(13,010,950)
Net realized gain on foreign currency transactions	427,856

58,442,146

Net change in unrealized appreciation/(depreciation) on investments	(145,136,906)
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	(558,486)

(145,695,392)

Net increase from payments by affiliate (Note I)	8,276,957
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(78,976,289)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(72,747,934)

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2011	October 31, 2010

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$6,228,355	$4,688,085
Net realized gain on investments and foreign currency transactions and net increase from payments by affiliate	66,719,103	52,268,820
Net increase/(decrease) in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(145,695,392)	113,403,614

Net increase/(decrease) in net assets from operations	(72,747,934)	170,360,519

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,534,134)	(5,825,297)
Capital gains	(43,276,235)	—

Total distributions to shareholders	(51,810,369)	(5,825,297)

NET INCREASE/(DECREASE) IN NET ASSETS	(124,558,303)	164,535,222

NET ASSETS:
Beginning of year	785,002,217	620,466,995

End of year	$660,443,914	$785,002,217

Undistributed net investment income, end of year	$3,969,124	$3,851,347

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2011

Increase (decrease) in cash -

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(72,747,934)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(143,318,975)
Proceeds from disposition of investment securities	195,209,571
Net purchases of short-term investments	(5,399,000)
Proceeds from foreign cash transactions	(517,713)
Increase in collateral for securities loaned	(17,480,819)
Increase in dividends and interest receivable	(51,928)
Increase in receivable for securities lending income	(251,913)
Decrease in receivable for investments sold	5,045,814
Increase in prepaid expenses and miscellaneous assets	(48,179)
Decrease in payable for securities purchased	(5,498,527)
Increase in payable upon return of collateral for securities loaned	17,480,819
Decrease in accrued expenses and other liabilities	(488,056)
Net change in unrealized (appreciation)/depreciation on foreign currency contracts	558,486
Net change in unrealized (appreciation)/depreciation on investments	145,136,906
Net realized gain from investments and foreign currency transactions	(58,442,146)

Net cash provided by operating activities	59,186,406

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(51,810,369)

Net cash used for financing activities	(51,810,369)

NET INCREASE IN CASH	7,376,037
CASH AT BEGINNING OF YEAR	10,067,650

CASH AT END OF YEAR	$17,443,687

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2011(1)		2010(1)	2009(1)	2008		2007(2)

Per Share Operation Performance*
Net asset value, beginning of year	$34.46		$27.24	$21.72	$60.50		$31.40

Net investment income	0.27		0.21	0.29	0.49		0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.83)		7.27	11.24	(25.66)		32.83

Total income (loss) from investment operations	(3.56)		7.48	11.53	(25.17)		33.11

Less dividends and distributions:
Dividend from net investment income	(0.37)		(0.26)	(0.48)	(0.28)		(0.30)
Distributions from net realized capital gains	(1.90)		0.00	(5.34)	(11.84)		(3.71)

Total dividends and distributions	(2.27)		(0.26)	(5.82)	(12.12)		(4.01)

Net increase from payment by affiliate	0.36		—	—	—		—
Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—		—	(0.19)	(1.49)		—

Net asset value, end of year	$28.99		$34.46	$27.24	$21.72		$60.50

Per share market price, end of year	$25.88		$33.45	$25.25	$19.87		$51.67

Total Investment Return (Based on Market Price)	(16.96	)%(4)	33.70%	73.37%	(48.06)%		90.97%

Ratios and Supplemental Data
Net assets, end of year (000’s)	$660,444		$785,002	$620,467	$394,357		$881,856
Ratio of net expenses to average net assets	1.01	%(3)	1.14%	1.44%	1.20	%(5)	1.08%
Ratio of gross expenses to average net assets	1.11%		1.14%	1.44%	1.23%		1.08%
Ratio of net expenses to average net assets, excluding stock dividend tax expense	1.01%		1.08%	1.42%	1.11%		1.04%
Ratio of net investment income to average net assets	0.82%		0.67%	1.36%	1.28%		0.67%
Portfolio turnover rate	20%		29%	34%	49%		46%

*   Per share amounts have been calculated using the average share method.

(1)	The Fund was audited by Ernst & Young LLP for the years ended October 31, 2011, 2010 and 2009. The previous periods were audited by another independent registered public accounting firm.

(2)	The Fund’s Direct Investment Manager changed as of June 2007.

(3)	Net of management fee reimbursements. See Note B.

(4)	The total return on net asset value for the year ended October 31, 2011, was −9.71%. Without the indemnity payment the Fund received (see Note I), the Fund’s total return on net asset value would have been −10.83%.

(5)	The Fund had earnings credits for overnight cash balances that reduced expenses.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2011

NOTE A —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of estimates:  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2011 includes estimates related to Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction. This contingent liability will expire in March 2013.

Security valuation:  Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities are valued at fair value primarily based on the value(s) of the security (or securities) underlying, which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in

NOTES TO FINANCIAL STATEMENTS (continued)

which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Repurchase Agreements:  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Lending:  The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of October 31, 2011, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

	Value of
Value of	Cash	Total
Securities	Collateral	Collateral

$89,959,455	$82,300,208	$97,813,320

Foreign currency translations:  The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Contracts:  The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At October 31, 2011, the Fund did not hold open forward foreign currency contracts.

Option Contracts:  The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

Equity Linked Securities:  The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Access Products may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Access Products whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Access Products will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Access Products are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, Access Products may be considered illiquid.

At October 31, 2011, the Fund held equity-linked Access Product warrants through Credit Lyonnais and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive

NOTES TO FINANCIAL STATEMENTS (continued)

from the issuers an amount in U.S. dollars linked to the performance of specific equity shares. Under these agreements, the Fund has agreed to pay or provide reimbursement for any taxes imposed on the A Share investments underlying the Access Products. Non-resident corporate investors in China, such as the issuer of the Access Products, are subject to a statutory 10% withholding tax on both dividend and interest income sourced from China, absent an applicable tax treaty; however to date China has not implemented procedures to collect the tax. There can be no assurance that in the future China will not implement such procedures and also subject capital gains to taxation. If China does implement such procedures the Fund may be required to pay or reimburse for any taxes that the issuers of the Access Products became subject to under those procedures.

Direct Investments:  The Fund may invest up to 25% of the net proceeds from its offering of its oustanding common stock in direct investments; however, the Board of Directors of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the The Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. The value of these securities at October 31, 2011 was $32,507,511 or 4.9% of the Fund’s net asset value. The table below details the acquisition date, cost, and value of the Fund’s direct investments as determined by the Board of Directors of the Fund. The Fund does not have the right to demand that such securities be registered.

Security	Acquisition Date(s)	Cost	Value

China Bright	08/27/2010	$14,969,436	$16,507,082
China Silicon Corp., Series A Preferred	11/30/2007	5,171,016	—
China Silicon Corp. Common Stock	01/08 - 09/10	1,458,811	——
Zong Su Foods	09/21/2010	15,000,034	16,000,429

		$36,599,297	$32,507,511

Indemnification Obligations:  Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arragements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:  Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund

NOTES TO FINANCIAL STATEMENTS (continued)

becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

Dividends and distributions:  The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

The Fund made distributions of $8,534,134 from Ordinary Income and $43,276,235 from Long-Term Capital Gains during the year ended October 31, 2011. For the year ended October 31, 2010 the Fund made distributions of $5,825,297 from Ordinary Income.

As of October 31, 2011, the components of distributable earnings on a tax basis were $3,969,124 of undistributed ordinary income and $64,294,073 of undistributed capital gains, resulting in a total of $68,263,197. Permanent book/tax differences relate to foreign currency gains and losses and defaulted bond adjustments.

Federal Taxes:  It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (“Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of October 31, 2011, tax years 2008 through 2011 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the state of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

NOTE B —	ADVISORY FEE AND OTHER TRANSACTIONS
Martin Currie Inc. is the investment manager for the Fund’s listed assets (the “Listed Assets”). Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. Martin Currie Inc. is also the investment manager for the Fund’s direct investments (the “Direct Investments”). Martin Currie Inc. receives a fee computed weekly and payable monthly, at an annual rate of 2.00% of the average weekly value of the Fund’s assets invested in direct investments.

NOTES TO FINANCIAL STATEMENTS (continued)

In December 2010, the Direct Investment Manager agreed to reimburse management fees related to Fund’s Ugent Holdings, Ltd. investment. For the year ended October 31, 2011, the Direct Investment Manager paid $747,725 in management fee reimbursements to the Fund.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $15,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit and Nominating Committee meeting attended, $2,000 for each telephonic meeting attended and $2,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors’ meetings.

State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C —	CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management’s discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2011, the Fund did not repurchase any shares under the plan. At October 31, 2011, 100,000,000 shares of $.01 par value common stock were authorized.

NOTE D —	INVESTMENT TRANSACTIONS
For the year ended October 31, 2011, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $143,318,975 and $195,177,511, respectively. At October 31, 2011, the cost of investments for federal income tax purposes was $586,627,720. Gross unrealized appreciation of investments was $216,730,528 while gross unrealized depreciation of investments was $78,426,279, resulting in net unrealized appreciation of investments of $138,304,249.

NOTE E —	INVESTMENTS IN CHINA
The Fund’s investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which

NOTES TO FINANCIAL STATEMENTS (continued)

securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F —	INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

							Gain/(Loss)
							Realized
	Balance of	Gross	Gross	Balance of		Income	on Sale of
	Shares Held	Purchases	Sales	Shares Held	Value	From	Shares as of
	October 31,	and	and	October 31,	October 31,	Non-Controlled	October 31,
Name of Issuer	2010	Additions	Reductions	2011	2011	Affiliates	2011

CDW Holding, Ltd.	51,458,000	—	3,276,000	48,182,000	$2,963,980	$289,248	$120,229
China Bright	14,665,617	—	—	14,665,617	16,507,082	—	—
China Medical System Holdings, Ltd.(1)	72,353,760	108,530,640	90,442,200	90,442,200	66,972,653	1,518,898	—
China Silicon Corp. Common Stock	2,301,863	—	—	2,301,863	—	—	—
China Silicon Corp., Series A Preferred	27,418	—	—	27,418	—	—	—
China Silicon Corp. Warrants	685,450	—	685,450	—	—	—	—
Far East Energy Corp.(2)	17,529,277	—	3,754,104	13,775,173	2,410,655	—	(2,061,134)
HAND Enterprise Solutions Co., Ltd. Common(1)	8,027,241	11,238,137	8,027,241	11,238,137	33,935,994	369,323	—
HAND Enterprise Solutions Pte., Ltd. Preferred	500,000	—	500,000	—	—	—	—
Huiyin Household Appliances Holdings Co., Ltd.	160,413,750	—	—	160,413,750	15,907,094	412,213	—
Qingdao Bright Moon Seaweed Group Co., Ltd.(2)	31,827,172	—	31,827,172	—	—	1,736,882	—
Taiwan Life Insurance Co., Ltd.	200,000,000	—	—	200,000,000	5,446,821	265,277	—
Ugent Holdings, Ltd.(2)(3)	177,000,000	—	177,000,000	—	—	(233,250)	(11,070,045)
Zong Su Foods	2,677	—	—	2,677	16,000,429	—	—

*	Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(1)	Additional shares acquired resulting from a corporate action.

(2)	Not affiliated as of October 31, 2011.

(3)	Income was written off at the direction of the Direct Investment Manager.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G —	FAIR VALUE MEASUREMENT
The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT
Description	Level 1	Level 2	Level 3	Total

COMMON STOCK AND OTHER EQUITY INTERESTS
China — “A” Shares
Information Technology	$—	$33,935,994	$—	$33,935,994

Total China — “A” Shares	—	33,935,994	—	33,935,994

Hong Kong
Consumer Discretionary	40,881,969	—	—	40,881,969
Consumer Staples	7,311,642	2,831,599	—	10,143,241
Financials	5,889,172	—	—	5,889,172
Health Care	8,369,221	—	—	8,369,221
Information Technology	11,622,691	—	—	11,622,691
Telecommunications	15,732,740	—	—	15,732,740
Utilities	24,382,692	—	—	24,382,692

Total Hong Kong	114,190,127	2,831,599	—	117,021,726

Hong Kong — “H” Shares
Consumer Discretionary	19,611,858	—	—	19,611,858
Consumer Staples	6,377,540	—	—	6,377,540
Health Care	102,802,747	—	—	102,802,747
Industrials	4,857,419	—	—	4,857,419
Telecommunications	6,507,540	—	—	6,507,540

Total Hong Kong — “H” Shares	140,157,104	—	—	140,157,104

NOTES TO FINANCIAL STATEMENTS (continued)

ASSETS VALUATION INPUT
Description	Level 1	Level 2	Level 3	Total

Singapore
Consumer Staples	$23,532,830	$—	$—	$23,532,830
Information Technology	2,963,980	—	—	2,963,980

Total Singapore	26,496,810	—	—	26,496,810

Taiwan
Consumer Discretionary	45,036,500	—	—	45,036,500
Consumer Staples	14,845,210	—	—	14,845,210
Financials	52,921,805	—	5,446,821	58,368,626
Materials	10,067,320	—	—	10,067,320

Total Taiwan	122,870,835	—	5,446,821	128,317,656

United States
Consumer Staples	5,232,437	—	—	5,232,437
Energy	2,410,655	—	—	2,410,655
Health Care	18,945,191	—	—	18,945,191
Information Technology	13,566,018	—	—	13,566,018

Total United States	40,154,301	—	—	40,154,301

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS	443,869,177	36,767,593	5,446,821	486,083,591

EQUITY LINKED SECURITIES
Consumer Discretionary	—	6,714,939	—	6,714,939
Consumer Staples	—	13,477,573	—	13,477,573
Financials	—	31,985,496	—	31,985,496
Health Care	—	7,326,755	—	7,326,755
Industrials	—	27,681,052	—	27,681,052
Materials	—	8,027,844	—	8,027,844

TOTAL EQUITY LINKED SECURITIES	—	95,213,659	—	95,213,659

DIRECT INVESTMENTS
Consumer Staples	—	—	16,000,429	16,000,429
Health Care	—	—	16,507,082	16,507,082

TOTAL DIRECT INVESTMENTS	—	—	32,507,511	32,507,511

COLLATERAL FOR SECURITIES ON LOAN	—	82,300,208	—	82,300,208
SHORT TERM INVESTMENTS
UNITED STATES	—	28,827,000	—	28,827,000

TOTAL INVESTMENTS	$443,869,177	$243,108,460	$37,954,332	$724,931,969

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

For the year ended October 31, 2011, Chaoda Modern Agriculture, Ltd. was transferred from Level 1 to Level 2 as this security ceased to trade and was fair valued under direction of the Board of Directors.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the year ended October 31, 2011:

									Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
					Change in				Investments
	Balance as of			Realized	Unrealized	Transfers	Transfers	Balance as of	Held at
Investments in	October 31,		Sales/	Gain	Appreciation	in to	out of	October 31,	October 31,
Securities	2010	Purchases	Dispositions	(Loss)	(Depreciation)	Level 3	Level 3*	2011	2011

COMMON STOCK AND OTHER EQUITY INTERESTS
Consumer Discretionary	$44,491,832	$—	$—	$—	$(28,584,738)	$—	$(15,907,094)	$—	$—
Financials	7,936,254	—	—	—	(2,489,433)	—	—	5,446,821	(2,489,433)

	52,428,086	—	—	—	(31,074,171)	—	(15,907,094)	5,446,821	(2,489,433)

DIRECT INVESTMENTS
Consumer Staples	15,000,034	—	—	—	1,000,395	—	—	16,000,429	1,000,395
Health Care	15,021,769	—	—	—	1,485,313	—	—	16,507,082	1,485,313
Industrials	9,293,534	—	(18,896,362)	(11,070,045)	20,672,873	—	—	—	—
Information Technology	14,192,162	—	(4,546,134)	—	(9,646,028)	—	—	—	1,381,859

	53,507,499	—	(23,442,496)	(11,070,045)	13,512,553	—	—	32,507,511	3,867,567

	$105,935,585	$—	$(23,442,496)	$(11,070,045)	$(17,561,618)	$—	$(15,907,094)	$37,954,332	$1,378,134

*	Transferred out of Level 3 into Level 1 because the sale restriction has been lifted arising from the twelve month lock-up that was agreed to at time of IPO.

NOTE H —	DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
There was no derivatives trading or hedging activities for the year ended October 31, 2011.

NOTE I —	INDEMNITY AGREEMENT
The Direct Investment Manager and a syndicate of the insurance companies (acting on behalf of the Direct Investment Manager) entered into an agreement with the Fund on December 30, 2010 for the insurance companies to indemnify the Fund against any loss arising from the sale or other disposition of the Fund’s holdings of convertible bonds of Ugent Holdings, Ltd. (“Bonds”). For the year ended October 31, 2011, the Fund received $11,774,883 from the disposition of the Bonds and $8,276,957 was paid under the Indemnity Agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J —	SUBSEQUENT EVENT
On November 9, 2011, following Heartland Capital Management Limited’s (“Heartland”) exercise of its option to acquire Martin Currie Ltd.’s interest in MC China Limited, the joint venture of Martin Currie Inc.’s parent, Martin Currie Ltd., and Heartland (or its nominee), Martin Currie Ltd.’s interest in MC China Limited was transferred to Heartland. As a result of the transfer Martin Currie Inc. was no longer able to provide the Fund with the services of Shifeng Ke as Portfolio Manager or of the existing team of eight analysts based in Shanghai who assisted Mr. Ke, all of whom are associated with MC China Limited. To address this, the Fund entered into an Interim Investment Advisory and Management Agreement with Martin Currie Inc. and Martin Currie entered into an Interim Sub-Advisory Agreement with APS Asset Management Pte Ltd. to manage the Fund’s portfolio until new management arrangements can be put in place. The Investment Advisory and Management fee will remain the same during the Interim Agreement period. APS Asset Management Pte Ltd. is a Singapore based investment management firm that specializes in Asia Pacific equity investments with a particular focus on China and Greater China. The interim agreements will remain in place for a maximum of 150 days.

The Board is also considering potential managers, including Martin Currie Inc. and APS Asset Management Pte Ltd., to take over the management of the Fund’s portfolio at the end of the term of the interim agreements. The selection of any such manager by the Board will be subject to stockholder approval.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the Fund), including the schedule of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended October 31, 2008 were audited by another independent registered public accounting firm whose report, dated December 29, 2008, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. at October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2011

THE CHINA FUND, INC.
Other Information (Unaudited)

TAX INFORMATION

Foreign Taxes Credit:  The Fund designates $1,187,655 as foreign taxes paid and $11,028,701 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income:  For the fiscal year ended October 31, 2011, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2011, the Fund had $2,038,920 in Qualified Dividend Income and 8.73% of total ordinary income dividends paid qualifies for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     ☐  Information it receives from shareholders on applications or other forms; and

     ☐  Information about shareholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders’ nonpublic personal information.

THE CHINA FUND, INC.
Other Information (Unaudited) (continued)

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund’s investment advisers to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2011.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2011 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of March 28, 2011, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS

General Background

For the fiscal year ended October 31, 2011, Martin Currie Inc. (“Martin Currie”) acted as the Fund’s investment manager, with exclusive investment discretion over the Fund’s assets pursuant to two investment management and advisory agreements with the Fund: a “Listed Management Agreement” and a “Direct Management Agreement” (as defined below). Martin Currie is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund may invest up to 100% of the portion of the Fund’s assets allocated for investment in listed securities (the “Listed Investments”) pursuant to the Listed Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund’s Listed Investments that is computed weekly and payable monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets consisting of Listed Investments up to US$315 million and 0.50% of the Fund’s average weekly net assets consisting of Listed Investments in excess of US$315 million (the “Listed Investment Management Fee”).

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments (the “Direct Investments”) pursuant to the Direct Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund’s Direct Investments that is computed weekly and payable monthly at an annual rate of 2.00% of the Fund’s average weekly value of the Fund’s assets consisting of Direct Investments (the “Direct Investment Management Fee”).

Annual Approval Process

The Fund’s Board of Directors (the “Board”) is legally required to review and re-approve the Listed Management Agreement and the Direct Management Agreement (together, the “Advisory Agreements”) once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund’s investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of Martin Currie and reviews and evaluates Martin Currie’s professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

In determining whether it was appropriate to approve the Advisory Agreements during fiscal 2011, the Board requested from Martin Currie information that the Board believed to be reasonably necessary to reach its conclusion. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors’ determinations.

The Board met in executive session for the purpose of considering the approval of the Advisory Agreements. During the executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Advisory Agreements. The Directors reviewed the contract renewal materials provided by Martin Currie, including, but not limited to (1) an organizational overview of Martin Currie and biographies of those personnel providing services to the Fund, (2) copies of the Listed Management Agreement, as

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (continued)

amended, and the Direct Management Agreement, (3) a profitability analysis of Martin Currie, (4) financial statements of Martin Currie, (5) Form ADV of Martin Currie, and (6) performance and fee comparison data provided by Fundamental Data, an independent third party vendor of such information on global closed-end funds.

The Board, consisting entirely of “independent directors” within the meaning of the Investment Company Act of 1940, unanimously approved the Advisory Agreements at an “in person” meeting held on June 22, 2011 (the “Meeting”). In deciding whether to renew the Advisory Agreements, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by Martin Currie under the Advisory Agreements, (2) the investment performance of the Fund’s Listed Investments and Direct Investments (together, the “Fund’s investments”), (3) the costs to Martin Currie of its services and the profits realized by Martin Currie from its relationship with the Fund, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Advisory Agreements reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided for the Meeting. They noted that under the Advisory Agreements Martin Currie is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s transactions in the Fund’s investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China. They also noted the experience and expertise of Martin Currie as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that Martin Currie’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by Martin Currie to the Fund were appropriate, had been of high quality, and could be expected to remain so.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (continued)

2. Performance of the Fund’s investments

The Directors noted that, in view of the distinctive investment objective of the Fund, the Fund’s investment performance was better than satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided for the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the Directors determined that the Fund outperformed the MSCI Golden Dragon Index for the one-year period ending April 30, 2011 (market price) and for the three-, five- and ten-year periods ending April 30, 2011 (at both net asset value and market price). They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund’s direct competitors. Accordingly, the Directors concluded that the performance of the Fund was satisfactory.

3. The Costs to Martin Currie of its Services and the Profits Realized by Martin Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to Martin Currie. The Directors had been provided with general data on the Fund’s profitability to Martin Currie. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that Martin Currie’s relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fees excessive. The Directors also discussed whether the compensation of Martin Currie personnel was at an appropriate level to retain and motivate employees.

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that, other than the advisory fees payable to Martin Currie under the Advisory Agreements, there is no other investment advisory, brokerage, or other fee received or receivable by Martin Currie or its affiliates from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and Whether the Fee Levels in the Listed Management Agreement Reflect these Economies of Scale

On the basis of their discussions with Martin Currie’s management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size. It was noted in the Board’s discussion with representatives of Martin Curie that Martin Currie’s assets under management from its China business had increased substantially and as such Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin Currie to develop centralized dealing facilities that pool transactions across all of its clients. In addition, the economies were reflected in the breakpoint in the Fund’s fee structure.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (continued)

In order to better evaluate the Fund’s advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds, i.e., public funds that invest in China. The Directors found that, because of the distinctive nature of the Fund, the universe of similar funds was limited; the total number of comparable funds, which included the Fund, was sixteen. They also noted that there are no other public funds with a dedicated direct investment component that provide a fee comparison. It was noted that the closest comparison would be private equity funds and those funds normally have a base fee of 2% of assets and an incentive based fee based on gains realized on portfolio investments, and thus, the Directors determined that the Direct Investment Management Fee compares favorably with the fees of private equity funds. It was also noted that, while the Direct Investment Management Fee is higher than the fees paid by other public funds, the Listed Investment Management Fee compared favorably with management fees of other similar public funds and the effective combined fees under the Listed Management Agreement and the Direct Management Agreement were lower than the fees for most other similar public funds. The Directors noted that the Fund’s total expense ratio was lower than most of the comparable funds’ total expense ratios. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie’s fees.

Approval of the Advisory Agreements

The Directors approved the continuance of the Fund’s Advisory Agreements with Martin Currie after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Martin Currie were appropriate, that the performance of the Fund had been satisfactory, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to Martin Currie were not of a magnitude materially to affect the Directors’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each shareholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund’s common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A (“Computershare” or the “Plan Agent”) act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant’s accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Directors and Officers (Unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

				Number of
				Funds in the
Name (Age) and		Director		Complex(1)	Other Directorships/
Address of Directors or		Since	Principal Occupation(s)	Overseen by	Trusteeships in
Nominees for	Position(s) Held with	(Term	or Employment During	the Director	Publicly Held
Director	Fund	Ends)	Past Five Years	or Nominee	Companies

CLASS I
James J. Lightburn (68) 13, Rue Alphonse de Neuville 75017 Paris, France	Chairman of the Board and Director	1992 (2012)	Retired; Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.
Joe O. Rogers (63) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1992 (2012)	Principal, The Rogers International LLC (investment consultation), (July 2001-present); Visiting Professor Fudan University School of Management (August 2010-present).	1	The Taiwan Fund, Inc. (1986-present)
CLASS II
Michael F. Holland (67) 375 Park Avenue New York, New York 10152	Director	1992 (2013)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.
CLASS III
William C. Kirby (61) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2014)	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1
Nigel S. Tulloch (66) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992-2005).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (Unaudited) (continued)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Position(s)
Name (Age) and	Held with	Officer	Principal Occupation(s) or
Address of Officers	Fund	Since	Employment During Past Five Years

Jamie Skinner (50) Martin Currie Investment Management Saltire Court 20 Castle Terrace Edinburgh EH12ES Scotland	President	September 2009	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present). President The Taiwan Fund, Inc. (May 2010-present); President Martin Currie Business Trust (December 2010-present).
Patrick Keniston (47) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Laura F. Dell (47) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007-present); Senior Director, Investors Bank and Trust Company (January 2002-July 2007).
Tracie A. Coop (35) 4 Copley Place, Boston, MA 02116	Secretary	June 2010	Vice President and Senior Counsel, State Street Bank and Trust Company (October 2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors L.P. (2006-2007); Associate Counsel, Natixis Asset Management Advisors L.P. (2005-2006).
Brian O’Sullivan (37) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	March 2009	Vice President, State Street Bank and Trust Company (December 2006-present); Assistant Vice President, State Street Bank and Trust Company (March 2004-December 2006).
Francine S. Hayes (44) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

THE CHINA FUND, INC.

United States Address
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

Directors and Officers
James J. Lightburn, Chairman of the Board and Director
Joe O. Rogers, Director
Michael F. Holland, Director
William Kirby, Director
Nigel S. Tulloch, Director
Jamie Skinner, President
Patrick Keniston, Chief Compliance Officer of the Fund
Laura Dell, Treasurer
Tracie A. Coop, Secretary
Brian O’Sullivan, Assistant Treasurer
Francine Hayes, Assistant Secretary

Investment Manager
Martin Currie Inc.

Shareholder Servicing Agent
The Altman Group

Administrator and Custodian
State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm
Ernst & Young, LLP

Legal Counsel
Clifford Chance US LLP

Item 2. Code of Ethics.
(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1)	The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”
(2)	The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
     For the fiscal year ended October 31, 2011, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$108,150 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.
     For the fiscal year ended October 31, 2010, E&Y billed the Fund aggregate fees of US$105,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders. In addition, Martin Currie paid E&Y $215,000 on behalf of the Fund for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders with regard to the Fund’s purchase of securities issued by Ugent Holdings Ltd.
(b) Audit-Related Fees
     For the fiscal year ended October 31, 2011, E&Y did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.
     For the fiscal year ended October 31, 2010, E&Y did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees
     For the fiscal year ended October 31, 2011, E&Y billed the Fund aggregate fees of US$10,300 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
     For the fiscal year ended October 31, 2010, E&Y billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
(d) All Other Fees
     For the fiscal years ended October 31, 2011 and October 31, 2010, E&Y did not bill the Fund for other fees.
(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2011 and October 31, 2010, respectively, were pre-approved by the Audit Committee.
     For the fiscal years ended October 31, 2010 and October 31, 2009, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.
(f) Not applicable.
(g) For the fiscal year ended October 31, 2011, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee. These services primarily include: (1) tax advisory amounts of $314,048, (2) tax compliance amounts of $831,240 and (3) other advisory fees of $58,221 related to performance improvement.
     For the fiscal year ended October 31, 2010, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee. These services primarily include: (1) tax advisory amounts of $409,863, (2) tax compliance amounts of $723,886 and (3) other advisory fees of $59,796 related to performance improvement.
(h) The Fund’s Audit Committee has determined that the provision of non-audit services by E&Y to State Street Bank and Trust Company is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are Michael F. Holland, William Kirby, James J. Lightburn, Joe O. Rogers, and Nigel Tulloch.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment adviser, Martin Currie, Inc.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of December 31, 2011, the portfolio managers of the registrant are as follows:
Wong Kok Hoi
Chairman & Chief Investment Officer
Portfolio manager, China, Taiwan and Asia Pacific
Investment experience: 30 years
Kok Hoi is Founder, Executive Chairman and Chief Investment Officer of APS Asset Management Ptc. Ltd, (“APS”), the interim sub-advisor for the Fund. He has 30 years of investment experience in Asian Pacific equity markets. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.
James Liu
Deputy Chairman & Deputy Chief Investment Officer
Portfolio manager, China and Taiwan
Investment experience: 20 years
James is the Deputy Chairman and Deputy CIO of APS, in charge of China and Greater China markets. He is also the CIO of APS’ affiliated China products. Prior to joining APS in Jan 1996, he was senior manager at Shanghai International Securities, the then largest stock broking firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money in the last 10 years.
(a)(2)
Wong Kok Hoi
As of November 30, 2011, Wong Kok Hoi managed 5 mutual funds with a total of approximately US$342 million in assets and 5 other accounts with a total of approximately US$188 million in assets.
Of these other accounts, 1 account with a total of approximately US$136 million in assets, had performance based fees.
James Liu
As of November 30, 2011, James Liu managed 6 mutual funds with a total of approximately US$1,143 million in assets and 2 other accounts with a total of approximately US$440 million in assets.
Of these other accounts, one vehicle with a total of approximately US$135 million in assets, had performance based fees.
Conflicts of Interest:
Equitable treatment of client monies is a fundamental principle of APS’s investment management business. APS believe that the management of potential conflicts of interest is germane to the business, regardless of their client mix and fund types.
Kok Hoi and James Liu simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. APS has a code of practice and compliance methodology to demonstrate effective conflict management. They believe that sufficient controls, policies and systems are in place to address such conflicts.

Their suite of compliance and investment policies are designed to address those practices within APS that could cause conflicts of interest across all client funds. APS has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of its clients.
APS reviews its conflict of interest policies at least annually and will notify clients of any material changes, as and when they occur.
Martin Currie also has its own conflict of interest policies. A service level agreement between Martin Currie and APS define the responsibilities and reporting on any conflicts of interest between parties.
Compensation:
The portfolio managers’ yearly bonus is determined by performance and contains several components including individual investment performance, qualitative factors of the individual, APS’s profitability and the product’s profitability. An outstanding portfolio manager may earn a bonus of up to 36 months (calculated as monthly base salary multiplied by 36.) This bonus quantum has the ability to reach 50 months for exceptional performance. To minimise the risk that portfolio managers may take on higher risks in their portfolios to enhance individual performance, there is a three-year claw-back agreement for investment bonuses. Further, only one-third of the investment bonus is paid in the current year that the bonus was earned while the remaining two-thirds will be paid and is dependent on the individual’s returns and performance for the next two years.
Every year, options amounting to 1% of capital may be granted to employees.
Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2011.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Wong Kok Hoi	0

James Liu	0
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE CHINA FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The China Fund, Inc.

Date:	January 6, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The China Fund, Inc.

Date:	January 6, 2012

By:	/s/ Laura F. Dell
Laura F. Dell
Treasurer of The China Fund, Inc.

Date:	January 6, 2012